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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): December 28, 2006

                                GATX CORPORATION
             (Exact name of registrant as specified in its charter)



            New York                      1-2328                 36-1124040
 (State or other jurisdiction of     (Commission File)         (IRS Employer
         incorporation)                   Number)           Identification No.)

           500 West Monroe Street
              Chicago, Illinois                            60661-3676
   (Address of principal executive offices)                (Zip Code)

        Registrant's telephone number, including area code (312) 621-6200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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ITEM 5.02  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS.

On December 28, 2006, Mr. Miles L. Marsh tendered his resignation from the Board of Directors of GATX Corporation, effective December 31, 2006.




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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.





                                               GATX CORPORATION
                                    ----------------------------------------
                                                (Registrant)

                                             /s/ Robert C. Lyons
                                    ----------------------------------------
                                                Robert C. Lyons
                                             Vice-President, Chief
                                               Financial Officer
                                           (Duly Authorized Officer)





Date:  January 3, 2007